UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2009

EnerLume Energy Management Corp.
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.  Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2009, the Board of Directors of EnerLume Energy Management Corp. (the “Company”) elected Paul M. Belliveau to serve as a Class III member of the Board of Directors.  Mr. Belliveau qualifies as an independent director within the meaning of NASDAQ Rule 4200 and has no material relationship or reportable transactions with the Company under Item 404(a) of Regulation S-K.  Mr. Belliveau has not yet been appointed to any committees of the Board of Directors.

Mr. Belliveau is President of Cardo Americas, a subsidiary of Cardo AB, a provider of industrial doors and logistics systems, systems for water treatment, process equipment for the pulp and paper industry and garage doors, which is based in Malmo, Sweden.  Mr. Belliveau is also the Vice President of ABS Group and President of ABS America, both Cardo AB subsidiaries. Previously, Mr. Belliveau was the President and CEO of Besam Entrance Solutions, the North American subsidiary of the world’s largest automatic door company, ASSA ABLOY.  In addition, Mr. Belliveau has held several leading positions within ThyssenKrupp Elevator, completing his career at the company as President of the Northeast Region in the USA.  Mr. Belliveau graduated from the University of Connecticut and holds a Bachelor degree in economics.

In connection with the election of Mr. Belliveau to the Board of Directors, Mr. Belliveau will participate in the Company’s standard compensatory arrangements for its non-employee directors, including quarterly director fees of $3,000 and quarterly restricted stock grants of the Company’s common stock valued at $7,500.

Section 7.  Regulation FD

Item 7.01.  Regulation FD Disclosure.

On January 14, 2009, the Company issued a press release regarding the election of Mr. Belliveau to the Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1

The information in Item 7.01 of this Current Report, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release of EnerLume Energy Management Corp. dated January 14, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERLUME ENERGY MANAGEMENT CORP.

Dated: January 14, 2009	By: /s/ Michael C. Malota
Michael C. Malota
Chief Financial Officer

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